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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 19, 1998


                              GLACIER BANCORP, INC.


             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                  000-18911                             81-0519541
          ------------------------           -------------------------------
          (Commission File Number)           IRS Employer Identification No.


                                 49 Commons Loop
                               Kalispell, MT 59901
               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code: 406-756-4200

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ITEM 5 - OTHER EVENTS

        On May 19, 1999 Glacier Bank ("Glacier"), a wholly-owned subsidiary of Glacier Bancorp, Inc., Kalispell, Montana entered into a definitive agreement with Washington Mutual Bank fsb ("Washington Mutual") to purchase two branches of Washington Mutual located in Butte, Montana. Under the terms of the Purchase and Assumption Agreement, Glacier would acquire the deposits of the Butte branches as well as the branch real estate.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial statements - not applicable.

        (b)    Pro forma financial information - not applicable.

        (c)    Exhibits:

               (2)    Plan and Assumption Agreement, dated as of May 19, 1999

               (99)   Press Release dated May 20, 1999



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: May 24, 1999


                                       GLACIER BANCORP, INC.



                                       By: /s/ Michael J. Blodnick
                                          --------------------------------------
                                           Michael J. Blodnick
                                           President and Chief Executive Officer



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